UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 21, 2003



                             Nittany Financial Corp.
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             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                    0-32623                  23-2925762
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(State or other jurisdiction          (Commission             (IRS Employer
of incorporation)                     File Number)        Identification Number)



116 East College Avenue, State College, Pennsylvania               16801
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (814) 234-7320
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                             NITTANY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

          (c) Exhibits:

               99.1     Press Release dated October 21, 2003


Item 12.  Results of Operation and Financial Condition
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         On October 21, 2003, the Registrant issued a press release to report earnings for the quarter ended September 30, 2003. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                     NITTANY FINANCIAL CORP.



Date: October 22, 2003                      By:   /s/Gary M. Bradley
                                                  ------------------------------
                                                  Gary M. Bradley
                                                  Chief Accounting Officer
                                                  (Duly Authorized Officer)